EXHIBIT 99.1

                HOLLINGER INTERNATIONAL MAKES STATEMENT REGARDING
                     SEC COMPLAINT FILED ON JANUARY 16, 2004

New York, NY, January 16, 2004 -- Hollinger International (NYSE: HLR) announced today that it consented to the entry of a Partial Final Judgment and Order of Permanent Injunction against the Company in an action brought by the Securities and Exchange Commission ("SEC") in the U.S. District Court for the Northern District of Illinois. The Company has not admitted or denied the allegations in the SEC's complaint, which allege facts substantially all of which have previously been disclosed by the Company or alleged in shareholder derivative suits. The Order enjoins the Company from violating provisions of the Securities Exchange Act of 1934, including the requirements to file accurate Forms 10-K and 10-Q and keep accurate books and records. The Order requires the Company to have the previously appointed Special Committee complete its investigation and to permit the Special Committee to take whatever actions it, in its sole discretion, deems necessary to fulfill its mandate.

If certain actions are taken by the Board of Directors or the stockholders of the Company that would interfere with the Special Committee or its ability to carry out its mandate, then the Order provides for the automatic appointment of Richard C. Breeden, currently counsel to the Special Committee, as a Special Monitor of the Company for the primary purpose of completing the ongoing investigation and protecting the assets of the Company.

The Company is continuing to cooperate with the SEC with respect to the matters covered by the Order, the continuing investigation of the Special Committee and ongoing investigation by the Commission. The Company intends to continue its active cooperation with the SEC and other government authorities. The SEC has reserved the right to bring additional actions, including with regard to the matters alleged in the Complaint.

The Company intends to file a Form 8-K with a copy of the Complaint and the Order promptly.

Hollinger International Inc. is a global newspaper publisher with English-language newspapers in the United States, Great Britain, and Israel. Its assets include The Daily Telegraph, The Sunday Telegraph and The Spectator magazine in Great Britain, the Chicago Sun-Times and a large number of community newspapers in the Chicago area, The Jerusalem Post and The International Jerusalem Post in Israel, a portfolio of new media investments and a variety of other assets.

Cautionary Statement on Forward-Looking Statements

Certain statements made in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words "believe", "anticipate", "expect", "estimate", "project", "will be", "will continue", "will likely result" or similar words or phrases. Forward-looking statements involve risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed by Hollinger International with the Securities and Exchange Commission, including in its Forms 10 K and 10 Q. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

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Contacts:

US/Canada Media
Molly Morse
Kekst and Company
212-521-4826
molly-morse@kekst.com

UK Media
Jeremy Fielding
Kekst and Company
1-212-521-4825
jeremy-fielding@kekst.com